Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Contingent payment obligation

As of June 30, 2024, the Group does not have any non-cancellable purchase commitments.

The Group has contingency payment obligations under each of the license agreements, such as milestone payments, royalties, research and development funding, if certain condition or milestone is met.

Milestone payments are to be made upon achievements of certain conditions, such as Investigational New Drugs (“IND”) filing or U.S. Food and Drug Administration (“FDA”) approval, first commercial sale of the licensed products, or other achievements. The aggregate amount of the milestone payments that the Group is required to pay up to different achievements of conditions and milestones for all the license agreements signed as of June 30, 2024 are as below:

Amount
(unaudited)
Drug molecules: up to the conditions and milestones of
Preclinical to IND filing	$81,282
From entering phase 1 to before first commercial sale	9,748,205
First commercial sale	6,728,205
Net sales amount more than certain threshold in a year	29,384,616
Subtotal	45,942,308

Diagnostics technology: up to the conditions and milestones of
Before FDA approval	147,493
Total	$46,089,801

For the six months ended June 30, 2024 and 2023, the Group incurred $60,659 and $50,000 milestone payments respectively. For the six months ended June 30, 2024 and 2023, the Group did not incur any royalties or research and development funding.

Legal proceedings

From time to time, the Group may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Although the outcomes of these legal proceedings cannot be predicted, the Group does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of income or liquidity.